

Brokerage Segment
Risk Management Segment
Financial Services Segment

Arthur J. Gallagher & Co.

INVESTMENT PROFILE

NYSE: AJG

GROWING VALUE

Arthur J. Gallagher & Co. is the world's fourth-largest insurance brokerage and risk management services firm. Gallagher provides a full range of property/casualty (P/C) products and services to clients of all sizes. It is also one of the world's premier alternative risk transfer and third-party claims managers and a full-service employee benefits consultant.

Stock Performance - Arthur J. Gallagher & Co. vs. S&P 500



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www.ajg.com

JANUARY 2006

page

As of December 31, 2005 (unless otherwise indicated)

Price	$30.88
52-week high/low	$32.85 - $26.48
Trailing 12-mos. revenues	$1.5 billion
Market cap	$3.0 billion
Indicated annual dividend*	$1.20
Yield	3.6 %
Shares outstanding	95.7 million
End of fiscal year	December 31
Price/earnings**	20 x
Number of employees	8,135

* On January 26, 2006 Gallagher's Board of Directors declared a $.30 per share first-quarter dividend.

** Excludes discontinued operations, litigation related matters, retail contingent commission related matters and claims handling obligations.

Team Oriented

Client Focused

Innovative

Brokerage Segment

BROKERAGE SERVICES RETAIL DIVISION

NICHES

- Agribusiness
- Aviation
- Captives
- Claim Advocacy & Lost Control
- Construction
- Construction Project Solutions
- Energy
- Global Risk Management
- Healthcare
- Higher Education
- Management Liability
- Marine
- Mergers & Acquisitions
- Personal Insurance
- Property
- Public Entity
- Real Estate (4)
  - General Commercial
  - Habitational
  - Hospitality
  - Shopping Centers
- Religious/Nonprofit
- Restaurant
- Scholastic K-12
- Transportation
- Worldwide Risk Services

Gallagher's Brokerage Services Retail Division (BSD) specializes in structuring P/C insurance and risk management programs for commercial, industrial, institutional and governmental organizations. With offices throughout the U.S., this operation pursues cross-selling opportunities with other Gallagher operations and with the company's Strategic Alliance Network of independent broker partners in 120 countries throughout the world.

BSD is a leading provider of insurance programs for middle-market commercial clients. While it brokers all types of P/C insurance, approximately 75% of its business falls within 25 specialized niches. These cross-divisional niche practice groups target areas of business in which Gallagher has developed a depth of expertise and a large client base. This niche focus provides advantages both in new business production and account retention. Niche practice groups allow for highly-focused marketing efforts and facilitate the development of value-added products and services specific to those industries or business segments. The detailed under-standing and broad client contacts developed within the niches provide a competitive advantage.

BSD anticipates its greatest revenue growth over the next year will come from its niche practice groups and middle-market accounts; from developing and managing alternative market mechanisms such as captives, rent-a-captives, deductible plans and self-insurance; and through mergers and acquisitions.

SPECIALTY MARKETING AND INTERNATIONAL

CAPABILITIES

- Wholesale Brokerage
- International P/C Brokerage
- Programs/Program Administration
- Reinsurance Brokerage
- Captive/Rent-a-Captive Management
- CoverageFirst.com

Specialty Marketing and International is comprised of Gallagher's wholesale, excess/surplus and reinsurance brokerage operations in the U.S.

and abroad, most captive management operations, and P/C partnerships.

Gallagher structures a broad range of alternative market mechanisms, tailored to clients' specific needs and financial situations. Gallagher has also built a substantial book of wholesale and excess/surplus lines business through acquisition and internal growth, most of which is operating under the Risk Placement Services, Inc. banner. Much of this business is generated by producers outside the Gallagher network. A growing amount of this business is coming to Gallagher via its e-commerce portal, **CoverageFirst.com**, which has almost 16,350 registered independent agent, wholesale broker and managing general agent users.

In 2005, Gallagher merged its two U.S. reinsurance brokerage subsidiaries, and all of Gallagher's reinsurance brokerage operations worldwide are now operating under the name Gallagher Re to enhance brand awareness.

Specialty Marketing and International expects its greatest revenue growth opportunities will come from mergers and acquisitions, global reinsurance, international and domestic wholesale, and the continued expansion of specialty programs and program administration. In addition to its offices in the U.S., U.K., Bermuda, Australia and Singapore, the operation pursues business opportunities in conjunction with Gallagher's Strategic Alliance Network of correspondent brokers and consultants in 120 countries around the world.

STRATEGIC ALLIANCE NETWORK

In addition to its own international brokerage offices, Gallagher has developed a non-owned network of leading independent brokers in 120 countries around the world. These relationships provide Gallagher's clients with one of the most comprehensive worldwide sales and service networks available.

GALLAGHER BENEFIT SERVICES

CAPABILITIES

- Employee Benefits Brokerage/Consulting
- Healthcare Data Analysis/Benchmarking
- Compliance Consulting
- Merger & Acquisition Analysis
- Actuarial Services
- Executive Benefits/Financial Planning
- Human Resource Services
- Retirement Plan Services
- Employer Administrative Services
- Business Continuation
- Compensation Program Design/Analysis

Gallagher Benefit Services provides employee benefit brokerage and human resource consulting to assist clients in all areas of their employee retirement and health and welfare plans. Rising healthcare costs and growing regulatory complexities have resulted in double-digit increases in employee benefit costs. Gallagher has significantly expanded its technical resources and technological capabilities to better assist clients in addressing these and other issues.

Gallagher offers expertise and guidance in all areas of benefits planning, delivery and administration. This encompasses a broad range of benefit services, including executive benefits and financial planning, worksite marketing and voluntary products, defined contribution products, actuarial services, compensation program design/analysis, data analysis and benchmarking, retirement services, benefits communication and outsourcing, and training programs and tools that help employers comply with federal and state regulations.

The operation has also established eight niche practice groups in the following areas: healthcare, hospitality, public entity, religious, restaurant, education (K-12), higher education and transportation. Its strongest near-term growth opportunities are expected to come from mergers and acquisitions, its niche practice groups and cross-selling opportunities with other Gallagher operations, and by assisting clients and prospects in addressing their most pressing benefit priorities.



Quality Driven

Comprehensive

Cost Effective

Risk Management Segment

GALLAGHER BASSETT

EXPERTISE

- Real-Time Claims Reporting
- Recoveries (subrogation, salvage, etc.)
- Appraisal Services
- Litigation Management
- Information Management
- Managed Care Services
- Loss Control Services
- Safety Programs
- Settlement Management
- Education and Training

Gallagher Bassett has built a reputation as the high-quality, cost-effective provider in the multi-billion dollar market for third-party P/C claims management services. Claims management involves managing clients' risk exposures as well as managing and paying their claims. Based on revenues from self-insured clients, Gallagher Bassett currently ranks as the world's largest multiline, third-party administrator, according to *Business Insurance* magazine. It has offices in the U.S., U.K., Australia and Canada.

Gallagher Bassett's primary business is contracted claims management. It provides claims management services for workers compensation, liability, auto, property and integrated disability management programs. It also offers information services, risk control consulting (loss control) services and appraisal services, either individually or in combination.

The corporate world's growing interest in self-insurance and alternative risk transfer is stimulating client demand for claims management as an unbundled function, since many self-insuring corporations and public entities require more comprehensive loss reporting and claims tracking services than are typically provided by an insurance company. With Gallagher Bassett's sophisticated claims management data systems and extensive network, it has reached a point where scale gives it a distinct competitive advantage. The division has also maintained an unwavering commitment to quality for over a decade-and-a-half that has significantly reduced its rework and processing costs, leading to an exceptional annual client retention rate.

Gallagher Bassett's Web-based, proprietary claims and loss control information management system, **risxfacs.com**, brings diverse elements of intelligent risk management together in a comprehensive system that streamlines client loss and claim processes. By the end of 2005, the system had nearly 12,200 users and was averaging almost 19 million site hits and 68,600 visitor sessions per month.

The division expects its most significant growth prospects through the next year will come from Fortune 1000 companies, captives, program business and the outsourcing of insurance company claims departments.

Financial Services Segment

CORE COMPETENCIES

- Tax-Advantaged Investing
- Real Estate
- Asset Management

The Financial Services segment is responsible for managing Gallagher's investments and optimizing tax benefits from Gallagher's investments. Financial Services specializes in tax-advantaged, real estate and asset management investments.

Tax-advantaged investments are comprised primarily of low income housing developments, waste-to-energy projects and synthetic fuel plants. These investments helped reduce Gallagher's tax rate to 24% in 2003, 20% in 2004 and 23% in 2005.

Real estate investments include Gallagher's 60% ownership of a 25-story office building in Itasca, Illinois that houses its home office operations and several of its profit centers. The building is almost 100% leased, with third parties occupying approximately 40%.

Asset management is primarily comprised of Gallagher's 25% minority interest in Asset Alliance Corporation, which generally owns up to a two-thirds interest in10 alternative investment fund manager companies with approximately $3.4 billion under management at December 31, 2005.

Litigation related matters in 2005 for the Financial Services segment represent a pretax charge of $131.0 million ($84.2 million after tax) recorded by Gallagher in first quarter 2005. On February 11, 2005, a jury in the Fourth District Court for the State of Utah awarded damages against Gallagher's subsidiary, AJG Financial Services, Inc. (AJGFS), and in favor of Headwaters in the amount of $175.0 million. AJGFS and Headwaters entered into a definitive agreement effective as of May 1, 2005 to settle this and all other litigation between the companies for $50.0 million, which was paid to Headwaters in May 2005. Additionally, AJGFS and Headwaters have modified their existing licensing agreement allowing AJGFS to utilize Headwaters' technology on two of AJGFS' synthetic fuel facilities in exchange for (1) $70.0 million, which was paid to Headwaters on January 4, 2006 and (2) an annual royalty to Headwaters in 2005, 2006 and 2007. The first quarter 2005 litigation charge provides for amounts related to this settlement, including the $120.0 million of settlement costs, together with litigation, bonding and other costs of approximately $11.0 million. In connection with the Headwaters licensing agreement, Gallagher recorded $14.6 million of royalty expense in 2005, based on the Syn/Coal production volume, which was included in investment expenses. At full production, the maximum annual royalty in 2006 and 2007 would be equal to $20.0 million of AJGFS' estimated annual pre-royalty, pretax earnings of $40.0 million from these two facilities.

ACQUISITION STRATEGY

Gallagher made 154 acquisitions from 1986 through December 2005, almost exclusively within the Brokerage Segment. The majority of these were regional or local P/C brokers possessing a strong middle-market focus or significant expertise in a desirable market niche. In the last decade, the company has also increased its acquisition activity in the benefits consulting area. Acquisitions typically fall within the $5 million to $15 million range.

Gallagher is highly selective. An acquisition must offer significant benefits, such as expanding the company's talent pool, enhancing its geographic presence and service capabilities, and/or broadening and further diversifying its business mix. In selecting acquisition candidates, Gallagher focuses on:

- a corporate culture that matches its own aggressive, marketing-oriented culture
- a profitable, growing business that's ability to compete would be enhanced by gaining access to Gallagher's greater resources
- clearly defined financial criteria.

Management anticipates that Gallagher's aggressive acquisition pace will continue. Contributing to the company's success as an acquirer is its attractiveness as a merger partner. Growth-oriented independent brokers and consultants are attracted by its aggressive, sales-oriented culture and incentive-based compensation structure.

The P/C market is cyclical, fluctu-ating between periods of broad coverage availability and widespread rate reductions (referred to as a "soft" market), and periods of significant rate increases and limited coverage availability (referred to as a "hard" market). Hard markets are typically triggered when rates have been driven so low that underwriting losses exceed total premiums collected, threatening insurer solvency on a large-scale basis.

Throughout the 1990s, an over-abundance of underwriting capacity created an extremely competitive environment for most P/C insurers, putting them under significant pressure to reduce premium rates despite growing underwriting losses. As a result, between 1992 and 2000 the overall cost of managing risk for U.S. corporations dropped 42%.

A market correction began in 2000 and intensified in 2001, particularly following the September 11th terrorist attacks. Double-digit rate increases and coverage restrictions continued throughout 2002. The magnitude of rate increases began to moderate in 2003. Softening market conditions continued throughout 2005. According to quarterly market surveys conducted by the Council of Insurance Agents and Brokers, premium reductions in the U.S. P/C market averaged between 8-10% across all commer-cial lines of business in the first three quarters of 2005, with medium to large accounts averaging the most significant reductions.

In the fourth quarter, coastal properties with wind and flood exposures began to see sharp rate increases as a result of 2005's unprecedented hurricane activity; however, premium rates, on average, fell 4.6% in the quarter for all sizes of commercial accounts.

Insurance brokers, as intermediaries between insurers and their customers, normally assume no underwriting risk. Their role is to add value to the transaction by explaining to clients the complex array of insurance and risk management products available; negotiating with insurers for optimum rates and coverage terms and conditions; and helping to place complex risks for clients and other brokers. Large brokers such as Gallagher also help insurance companies transfer some of their own risk to reinsurance providers. As compensation, brokers receive commissions from insurers or fees directly from clients.

In addition to structuring traditional P/C programs, Gallagher assists many clients in managing risk through the alternative market, a segment that includes self-insurance, captives, rent-a-captives and risk retention groups. According to industry estimates, these mechanisms now account for nearly 50% of the total commercial P/C market in the U.S. When traditional coverage becomes more expensive and harder to obtain, interest in alternative market mechanisms escalates. While competition has increased, Gallagher continues to see a strong interest in alternative market mechanisms.

The insurance industry has come under a significant level of scrutiny by various regulatory bodies, including State Attorneys General and the departments of insurance for various states, and legal actions from private litigants with respect to contingent compensation arrangements and various historical business practices. In 2005, five major insurance brokerage firms, including Gallagher, reached settlements with one or more State Attorneys General. On May 18, 2005, Gallagher entered into an Assurance of Voluntary Compliance (the AVC) with the Attorney General of the State of Illinois and the Director of Insurance of the State of Illinois to resolve all of the issues related to certain investigations conducted by these Illinois State Agencies involving contingent commission arrangements. There was no lawsuit nor any finding of unlawful or deceitful conduct. As stipulated in the AVC, on January 12, 2006, Gallagher paid $26.9 million into a fund to be distributed to certain eligible policyholder clients. In addition, under the AVC Gallagher agreed to implement, to the extent not previously undertaken, certain business changes, including agreeing not to accept U.S.-domiciled retail contingent compensation as defined in the AVC. However, as allowed under the AVC, Gallagher has continued to accept contingent compensation from non-retail business, including business generated by wholesalers, managing general agents and managing general underwriters. In addition, the AVC allows Gallagher to collect retail contingent compensation related to contracts in place at entities acquired up to one year from the acquisition date. Accordingly, in 2005 Gallagher began to experience reduced contingent commission revenue and it is expected that future contingent commission revenues will continue to be substantially reduced.

In 2005, Gallagher recorded pretax charges totaling $73.6 million ($44.2 million after tax) in connection with the regulatory and legal actions by the State Attorneys General and private litigants related to contingent commissions and various other historical business practices, as described above. The 2005 charge represents Gallagher's best estimate of the amount required to resolve the state insurance investigations, which includes all of the costs related to the funding and administration of the AVC, plus an accrual to resolve the pending litigation and an accrual for legal costs incurred or to be incurred to resolve these matters. Gallagher continues to be the subject of a substantial number of regulatory and legal actions by State Attorneys General and private litigants investigating various historical business practices.

SAFE HARBOR STATEMENT Except for the historical information and discussions contained herein, statements contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the U.S. Securities and Exchange Commission (the "SEC"). This document includes certain non-GAAP financial measures as defined under rules promulgated by the SEC. As required by SEC rules, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available on our Web site at **www.ajg.com**.

Arthur J. Gallagher & Co.
Condensed Quarterly Segment Financial Information- 2003 through 2005

(Unaudited - in millions except per share data and other information data) All information restated to reflect discontinued operations

	2003					2004					2005				
	1st Q	2nd Q	3rd Q	4th Q	Full Year	1st Q	2nd Q	3rd Q	4th Q	Full Year	1st Q	2nd Q	3rd Q	4th Q	Full Year
BROKERAGE SEGMENT															
Revenues	$186.1	$ 200.9	$ 220.2	$ 233.3	**$ 840.5**	$ 202.5	$ 223.3	$ 239.8	$ 254.6	**$ 920.2**	$ 225.3	$ 246.8	$ 264.1	$ 264.6	**$ 1,000.8**
Earnings (loss) from continuing operations before income taxes	26.9	38.5	55.4	52.1	**172.9**	33.5	44.2	56.6	52.1	**186.4**	(8.5)	43.5	53.4	(13.2)	**75.2**
Earnings (loss) from continuing operations	20.2	28.8	42.1	39.6	**130.7**	26.7	35.3	45.3	41.7	**149.0**	(0.6)	33.5	41.1	(1.9)	**72.1**
Growth – revenues	20%	17%	12%	11%	**14%**	9%	11%	9%	9%	**9%**	11%	11%	10%	4%	**9%**
Pretax profit margin before litigation matters (1)	15%	20%	26%	23%	**21%**	18%	21%	24%	21%	**21%**	13%	18%	20%	15%	**17%**
Diluted earnings (loss) per share from continuing operations	$ 0.22	$ 0.31	$ 0.45	$ 0.43	**$ 1.40**	$ 0.28	$ 0.37	$ 0.48	$ 0.44	**$ 1.57**	$ (0.01)	$ 0.35	$ 0.43	$ (0.02)	**$ 0.75**
RISK MANAGEMENT SEGMENT															
Revenues	$ 69.0	$ 70.9	$ 75.5	$ 76.6	**$ 292.0**	$ 81.4	$ 86.0	$ 88.1	$ 90.0	**$ 345.5**	$ 91.6	$ 89.6	$ 94.3	$ 95.1	**$ 370.6**
Earnings from continuing operations before income taxes	10.4	9.8	10.4	10.2	**40.8**	12.4	14.0	15.5	16.3	**58.2**	17.2	18.5	16.5	16.2	**68.4**
Earnings from continuing operations	7.9	7.5	8.0	7.8	**31.2**	10.1	11.3	12.4	13.1	**46.9**	13.2	14.2	12.7	12.5	**52.6**
Growth – revenues	12%	19%	18%	19%	**17%**	18%	21%	17%	17%	**18%**	13%	4%	7%	6%	**7%**
Pretax profit margin	15%	14%	14%	13%	**14%**	15%	16%	18%	18%	**17%**	19%	21%	18%	17%	**18%**
Diluted earnings per share from continuing operations	$ 0.09	$ 0.08	$ 0.09	$ 0.08	**$ 0.34**	$ 0.11	$ 0.12	$ 0.13	$ 0.14	**$ 0.50**	$ 0.14	$ 0.15	$ 0.13	$ 0.13	**$ 0.55**
BROKERAGE & RISK MGMT COMBINED															
Revenues	$255.1	$ 271.8	$ 295.7	$ 309.9	**$1,132.5**	$ 283.9	$ 309.3	$ 327.9	$ 344.6	**$1,265.7**	$ 316.9	$ 336.4	$ 358.4	$ 359.7	**$ 1,371.4**
Earnings from continuing operations before income taxes	37.3	48.3	65.8	62.3	**213.7**	45.9	58.2	72.1	68.4	**244.6**	8.7	62.0	69.9	3.0	**143.6**
Earnings from continuing operations	28.1	36.3	50.1	47.4	**161.9**	36.8	46.6	57.7	54.8	**195.9**	12.6	47.7	53.8	10.6	**124.7**
Growth – revenues	18%	18%	13%	13%	**15%**	11%	14%	11%	11%	**12%**	12%	9%	9%	4%	**8%**
Pretax profit margin before litigation matters (1)	15%	18%	23%	21%	**19%**	17%	19%	22%	20%	**20%**	15%	19%	20%	16%	**17%**
Diluted earnings per share from continuing operations	$ 0.31	$ 0.39	$ 0.54	$ 0.51	**$ 1.74**	$ 0.39	$ 0.49	$ 0.61	$ 0.58	**$ 2.07**	$ 0.13	$ 0.50	$ 0.56	$ 0.11	**$ 1.30**
FINANCIAL SERVICES SEGMENT															
Investment income (2)	$ 15.1	$ 17.0	$ 37.2	$ 43.8	**$ 113.1**	$ 45.0	$ 57.3	$ 33.0	$ 27.9	**$ 163.2**	$ 30.0	$ 30.9	$ 31.0	$ 17.0	**$ 108.9**
Investment gains (losses)	(25.7)	-	1.6	(0.4)	**(24.5)**	2.5	2.1	2.6	0.9	**8.1**	(0.1)	3.8	0.5	(0.6)	**3.6**
Earnings (loss) from continuing operations before income taxes	(21.0)	0.3	(1.3)	1.1	**(20.9)**	3.4	(0.3)	(3.6)	(6.8)	**(7.3)**	(133.4)	(4.6)	(4.3)	(4.1)	**(146.4)**
Earnings (loss) from continuing operations	(15.9)	0.1	(1.1)	0.9	**(16.0)**	2.5	(0.3)	(3.0)	(5.6)	**(6.4)**	(86.2)	(3.5)	(3.3)	(3.1)	**(96.1)**
Diluted earnings (loss) per share from continuing operations	$ (0.18)	$ -	$ (0.02)	$ 0.01	**$ (0.17)**	$ 0.03	$ -	$ (0.04)	$ (0.06)	**$ (0.07)**	$ (0.93)	$ (0.04)	$ (0.04)	$ (0.03)	**$ (1.00)**
TOTAL COMPANY															
Revenues	$244.5	$ 288.8	$ 334.5	$ 353.3	**$1,221.1**	$ 331.4	$ 368.7	$ 363.5	$ 373.4	**$1,437.0**	$ 346.8	$ 371.1	$ 389.9	$ 376.1	**$ 1,483.9**
Earnings (loss) from continuing operations before income taxes	16.3	48.6	64.5	63.4	**192.8**	49.3	57.9	68.5	61.6	**237.3**	(124.7)	57.4	65.6	(1.1)	**(2.8)**
Earnings (loss) from continuing operations	12.2	36.4	49.0	48.3	**145.9**	39.3	46.3	54.7	49.2	**189.5**	(73.6)	44.2	50.5	7.5	**28.6**
Diluted earnings (loss) per share from continuing operations	$ 0.13	$ 0.39	$ 0.52	$ 0.52	**$ 1.57**	$ 0.41	$ 0.49	$ 0.57	$ 0.52	**$ 2.00**	$ (0.80)	$ 0.46	$ 0.52	$ 0.08	**$ 0.30**
Dividends declared per share	$ 0.18	$ 0.18	$ 0.18	$ 0.18	**$ 0.72**	$ 0.25	$ 0.25	$ 0.25	$ 0.25	**$ 1.00**	$ 0.28	$ 0.28	$ 0.28	$ 0.28	**$ 1.12**
CONDENSED BALANCE SHEET															
Total assets	$2,492.4	$2,644.3	$2,695.1	$2,900.4		$2,873.0	$3,218.2	$3,085.0	$3,233.3		$3,227.7	$3,444.4	$ 3,385.8	$3,389.5	
Total liabilities	$1,947.6	$2,071.8	$2,104.5	$2,281.3		$2,225.0	$2,521.4	$2,342.1	$2,472.3		$2,545.0	$2,701.5	$ 2,601.3	$2,620.4	
Total stockholders' equity	$544.8	$ 572.5	$ 590.6	$ 619.1		$ 648.0	$696.8	$ 742.9	$ 761.0		$ 682.7	$ 742.9	$ 784.5	$ 769.1	
OTHER INFORMATION															
Diluted weighted average shares (000s)	92,312	93,651	93,716	93,570	**93,292**	93,955	94,343	95,053	94,827	**94,546**	94,790	95,584	96,583	97,260	**96,051**
Common shares repurchased (000s)	239	515	1,140	970	**2,864**	555	-	615	613	**1,783**	-	59	11	6	**76**
Tangible net worth (3)	$391.4	$ 417.0	$ 422.6	$ 396.2		$ 394.6	$ 427.5	$ 449.0	$ 386.8		$ 309.8	$ 342.6	$ 377.2	$ 350.9	
Book value per share	$ 6.06	$ 6.32	$ 6.55	$ 6.88		$ 7.14	$ 7.58	$ 8.04	$ 8.26		$ 7.33	$ 7.85	$ 8.24	$ 8.04	
Tangible book value per share (4)	$ 4.35	$ 4.60	$ 4.69	$ 4.40		$ 4.35	$ 4.65	$ 4.86	$ 4.20		$ 3.32	$ 3.62	$ 3.96	$ 3.67	
Annualized return on beginning tangible net worth (5)	12%	24%	33%	37%	**37%**	37%	43%	47%	48%	**48%**	NMF	NMF	7%	8%	**8%**
Number of acquisitions closed	4	1	2	7	**14**	7	3	4	5	**19**	2	5	1	2	**10**
Workforce (includes acquisitions)	6,639	6,662	6,713	6,808		6,958	7,180	7,451	7,840		7,975	8,052	8,099	8,135	
Earnings (loss) from continuing operations before litigation and contingent commission related matters, claims handling obligations, investment (gains) losses, pension plan curtailment gain, depreciation, amortization and stock compensation expense (6)															
Earnings (loss) from continuing operations	$ 12.2	$ 36.4	$ 49.0	$ 48.3	**$ 145.9**	$ 39.3	$ 46.3	$ 54.7	$ 49.2	**$ 189.5**	$ (73.6)	$ 44.2	$ 50.5	$ 7.5	**$ 28.6**
Litigation matters	-	-	-	-	**-**	-	-	-	-	**-**	166.0	-	-	38.6	**204.6**
Claims handling obligations	-	-	-	-	**-**	-	-	-	-	**-**	-	-	-	15.0	**15.0**
Investment (gains) losses	25.7	-	(1.6)	0.4	**24.5**	(2.5)	(2.1)	(2.6)	(0.9)	**(8.1)**	0.1	(3.8)	(0.5)	0.6	**(3.6)**
Pension plan curtailment gain	-	-	-	-	**-**	-	-	-	-	**-**	-	(10.0)	-	-	**(10.0)**
Depreciation	6.8	6.6	7.9	8.0	**29.3**	8.0	8.5	8.2	8.0	**32.7**	8.5	9.0	8.1	7.1	**32.7**
Amortization	1.9	2.0	2.3	2.9	**9.1**	3.0	5.8	4.1	4.8	**17.7**	5.3	5.3	5.1	5.0	**20.7**
Non-cash stock compensation	1.0	2.2	2.2	4.0	**9.4**	3.3	4.0	3.9	4.4	**15.6**	4.9	3.4	3.8	3.9	**16.0**
Tax effect	(8.4)	(2.6)	(2.5)	(3.6)	**(17.1)**	(2.2)	(3.2)	(2.7)	(3.2)	**(11.5)**	(65.1)	(0.9)	(3.8)	(24.5)	**(94.3)**
Earnings (loss) from continuing operations before litigation and contingent commission related matters, claims handling obligations, investment (gains) losses, pension plan curtailment gain, depreciation, amortization and stock compensation expense (6)	$ 39.1	$ 44.6	$ 57.3	$ 60.0	**$ 201.0**	$ 48.9	$ 59.3	$ 65.6	$ 62.4	**$ 235.9**	$ 46.1	$ 47.2	$ 63.2	$ 53.2	**$ 209.7**
On a diluted per share basis	$ 0.42	$ 0.48	$ 0.61	$ 0.64	**$ 2.16**	$ 0.52	$ 0.63	$ 0.69	$ 0.66	**$ 2.50**	$ 0.49	$ 0.49	$ 0.65	$ 0.55	**$ 2.18**

(1) Represents pretax earnings (loss) from continuing operations before the impact of pretax retail contingent commission related matters and claims handling obligations divided by total revenues, excluding retail contingent commissions. Compensation expense and operating expense ratio are computed using total revenues after excluding retail contingent commission matters.
(2) Beginning 3rd Q, 2003, includes impact of FIN 46.
(3) Represents total stockholders' equity less net balance of goodwill and amortizable intangible assets.
(4) Represents tangible net worth divided by common shares outstanding at end of the period.
(5) Represents year-to-date net earnings divided by total stockholders' equity, less net balance of goodwill and amortizable intangible assets, as of the beginning of the year.
(6) Represents net earnings before the after-tax effect of the impact of litigation and contingent commission related matters, claims handling obligations, investment gains (losses), pension plan curtailment gain, depreciation, amortization, amortization of deferred compensation and restricted stock expense and stock compensation expense.

For a more detailed and printer-friendly version, including complete SEC filings, see www.ajg.com

Why Invest ?

Growth

Cash Dividends

Profits

Revenue Growth Total Revenues from Continuing Operations*

(in millions)



$1600
$1400
$1200
$1000
$800
$600
$400
$200
17% CAGR
$669
$831
$998
$1,192
$1,403
$1,455
00
01
02
03
04
05

Earnings from Continuing Operations Before Litigation and Contingent Commission Related Matters, Claims Handling Obligations, Investment Gains (Losses), Pension Plan Curtailment Gain, Depreciation, Amortization and Stock Compensation Expense (in millions)



$300
$250
$200
$150
$100
$50
19% CAGR
$88
$131
$169
$201
$236
$210
00
01
02
03
04
05

Dividends Per Share (restated for stock splits)



$1.20**
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
19% Average Annual Increase
86
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06

** Indicated - On January 26, 2006, Gallagher Board of Directors declared a $0.30 per share quarterly dividend.

Brokerage & Risk Management Pretax Earnings from Continuing Operations*(in millions)



$250
$200
$150
$100
$50
15% CAGR
$99
$132
$156
$184
$211
$203
00
01
02
03
04
05

GAAP Book Value Per Share



$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
15% CAGR
$3.95
$4.37
$5.96
$6.88
$8.26
$8.04
00
01
02
03
04
05

*All information is as originally reported (excluding retail contingent commissions).

Arthur J. Gallagher & Co.

FOR ADDITIONAL INFORMATION:

Arthur J. Gallagher & Co.

J. Patrick Gallagher, Jr.

President & CEO

(630) 773-3800